UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 26, 2010

Lenco Mobile Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53830	75-3111137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Chapala Street, Santa Barbara, California	93101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 308-9199

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant.

(a)  Previous independent registered public accounting firm

On October 27, 2010, we informed Gruber & Company, LLC of its dismissal as our independent registered public accounting firm.  This dismissal of Gruber & Company was approved by our audit committee and ratified by our board of directors.

Gruber & Company’s reports on our consolidated financial statements for each of our fiscal years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and December 31, 2008 and the interim period between December 31, 2009 and October 27, 2010, there were no disagreements between our company and Gruber & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Gruber & Company’s satisfaction, would have caused Gruber & Company to make reference to the subject matter of the disagreement in connection with its report for such years.  In addition, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We provided Gruber & Company with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission. We requested that Gruber & Company furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements that are related to Gruber & Company.  A copy of that letter dated October 27, 2010 is attached as Exhibit 16.1 hereto.

(b)  New independent registered public accounting firm

On October 26, 2010, we engaged Singer Lewak Greenbaum & Goldstein LLP, or SingerLewak, to serve as our independent registered public accounting firm for fiscal year 2010.  The engagement of SingerLewak was approved by our audit committee and ratified by our board of directors.

During the years ended December 31, 2009 and December 31, 2008 and through October 26, 2010, neither our company nor anyone acting on our behalf consulted SingerLewak with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter of Gruber & Company, LLC

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lenco Mobile Inc.

By:	/s/ Thomas Banks
Thomas Banks
Chief Financial Officer

Date:  October 28, 2010

3